Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), Steven N. Bronson, Chief Executive Officer (Principal Executive Officer) and Ryan J. Hoffman, Chief Financial Officer (Principal Financial and Accounting Officer) of Interlink Electronics, Inc. (the “Company”), hereby certifies that, to the best of his knowledge:

1.

Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2025	/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer
(Principal Executive Officer)

Date: November 12, 2025	/s/ Ryan J. Hoffman
Ryan J. Hoffman
Chief Financial Officer
(Principal Financial and Accounting Officer)